UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  Wednesday, 7 January 2015

SUNGAME CORPORATION
 (Exact of registrant as specified in its charter)

DELAWARE	333-158946	**-******
State or other jurisdiction of incorporation	Commission File Number	IRS Employer Identification No.

3091 West Tompkins Avenue, Las Vegas, NV	89103
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (310) 666-0051

___________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Corporate Governance and Management; Election of Directors

Election of Directors

On Wednesday, 7 January 2015 the Company had a meeting of shareholders of its shareholders and elected Guy Robert, Raj Ponniah, and Neil Chandran to its Board of Directors for a term of one year each or until the next annual meeting, and ratified issuances from calendar year 2013, as published in the notice of meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     Tuesday, 13 January 2015

/s/    Neil Chandran
By:   Neil Chandran,
         CEO, CFO, and Director